Income Taxes	12 Months Ended
Dec. 31, 2020
Income Taxes [Abstract]
Income Taxes	Income Taxes
a)Reconciliation of income taxes calculated at the Canadian statutory income tax rate to the actual provision for income taxes is as follows:

(CAD$ in millions)	2020	2019
Tax expense (recovery) at the Canadian statutory income tax rate of 26.58% (2019 – 26.94%)	$(302)	$(126)
Tax effect of:
Resource taxes	106	226
Resource and depletion allowances	(68)	(85)
Non-deductible expenses (non-taxable income)	28	(6)
Impact of initial recognition exemption related to the Frontier oil sands project	—	117
Tax pools not recognized (recognition of previously unrecognized tax pools)	5	(2)
Effect due to tax legislative changes	3	(39)
Withholding taxes on foreign earnings	40	39
Difference in tax rates in foreign jurisdictions	1	(2)
Revisions to prior year estimates	(4)	2
Other	(1)	(4)
Total income taxes	$(192)	$120

Represented by:
Current income taxes	$374	$576
Deferred income taxes	(566)	(456)
Total income taxes	$(192)	$120

b)The continuity related to deferred tax assets and liabilities is as follows:

(CAD$ in millions)	January 1, 2020	Through Profit (Loss)	Through OCI	Through Equity	December 31, 2020
Net operating loss carryforwards	$190	$57	$—	$—	$247
Property, plant and equipment	(144)	(22)	(2)	—	(168)
Decommissioning and restoration provisions	123	35	—	—	158
Other temporary differences	42	(13)	5	—	34
Deferred income tax assets	$211	$57	$3	$—	$271
Net operating loss carryforwards	$(642)	$(408)	$12	$—	$(1,038)
Property, plant and equipment	7,101	294	(26)	—	7,369
Decommissioning and restoration provisions	(637)	(327)	2	—	(962)
Unrealized foreign exchange	(116)	11	17	—	(88)
Withholding taxes	91	6	(2)	—	95
Inventories	91	19	—	—	110
Other temporary differences	14	(104)	(13)	—	(103)
Deferred income tax liabilities	$5,902	$(509)	$(10)	$—	$5,383

(CAD$ in millions)	January 1, 2019	Through Profit (Loss)	Through OCI	Through Equity	December 31, 2019
Net operating loss carryforwards	$139	$54	$(3)	$—	$190
Property, plant and equipment	(130)	(13)	(1)	—	(144)
Decommissioning and restoration provisions	94	29	—	—	123
Other temporary differences	57	20	(26)	(9)	42
Deferred income tax assets	$160	$90	$(30)	$(9)	$211
Net operating loss carryforwards	$(750)	$111	$3	$(6)	$(642)
Property, plant and equipment	7,402	(232)	(69)	—	7,101
Decommissioning and restoration provisions	(474)	(170)	7	—	(637)
U.S. alternative minimum tax credits	(38)	37	1	—	—
Unrealized foreign exchange	(146)	4	26	—	(116)
Withholding taxes	104	(8)	(5)	—	91
Inventories	97	(5)	(1)	—	91
Other temporary differences	116	(103)	1	—	14
Deferred income tax liabilities	$6,311	$(366)	$(37)	$(6)	$5,902

c)Deferred Tax Assets and Liabilities Not Recognized

We have not recognized $296 million (2019 – $293 million) of deferred tax assets associated with unused tax credits and tax pools in entities and jurisdictions that do not have established sources of taxable income. The majority of these unused tax credits and tax pools do not expire.

Deferred tax liabilities of approximately $731 million (2019 – $759 million) have not been recognized on the unremitted foreign earnings associated with investments in subsidiaries and interests in joint arrangements where we control the timing of the reversal of the temporary differences, and it is probable that such differences will not reverse in the foreseeable future.

d)Loss Carryforwards

At December 31, 2020, we had $3.81 billion (2019 – $2.56 billion) of Canadian net operating loss carryforwards. These loss carryforwards expire at various dates between 2029 and 2040. We also had $847 million (2019 – $426 million) of Chilean net operating losses with an indefinite carryforward period. The deferred tax benefit of these pools have been recognized.

e)Alberta Tax Rate Reform

In 2019, legislation was enacted to reduce the Alberta corporate tax rate from 12% to 8% over the next two and a half years and as a result, we recognized a deferred tax recovery of $39 million. On July 1, 2020, further legislation was enacted to reduce the Alberta corporate tax rate to 8% with immediate effect.
f)Scope of Antamina’s Peruvian Tax Stability Agreement

The Peruvian tax authority, La Superintendencia Nacional de Aduanas y de Administración Tributaria (SUNAT) issued income tax assessments for the 2013 and 2014 taxation years to Antamina (our joint operation in which we own a 22.5% share), denying accelerated depreciation claimed by Antamina in respect of a mill expansion and other assets, on the basis that the expansion was not covered by Antamina’s tax stability agreement. Antamina objected to the assessments, but lost its appeal with SUNAT. The issue also affects the 2015 to 2017 taxation years and we expect that it will be raised by SUNAT in those years as well.

Antamina is pursuing the issue in the Peruvian courts. However, based on opinions of counsel, we have provided for the tax on this issue for all years possibly affected. The denial of accelerated depreciation claimed is a timing issue in our tax provision.

Further, based on opinions of counsel, we believe that Antamina’s position that interest and penalties are not owing in relation to this matter will more likely than not prevail for all taxation years in question. As a result, we have not provided for our share of interest and penalties for any years as at December 31, 2020.